UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 2, 2012 (February 29, 2012)

Tredegar Corporation
(Exact Name of Registrant as Specified in its Charter)

Virginia	1-10258	54-1497771
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1100 Boulders Parkway Richmond, Virginia	23225
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code:  (804) 330-1000

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

At its February 29, 2012 meeting, the Executive Compensation Committee (the “Compensation Committee”) of the Board of Directors of Tredegar Corporation (the “Corporation”) approved several items relating to compensatory arrangements with its named executive officers.  The details of these approvals are outlined below.

2012 Short-Term Incentive Plan

The Compensation Committee approved an annual cash incentive plan applicable to the Corporation’s executive officers and certain other key employees (the “2012 Incentive Plan”).

The 2012 Incentive Plan is intended to reward each participant based on the attainment of specific 2012 financial performance targets tied to 2012 working capital as a percent of sales (“WC%S”), which is weighted at 30%, and 2012 earnings before interest and taxes (“EBIT”), which is weighted at 70%.  The WC%S or EBIT financial performance metrics must be achieved at least at the threshold level before any incentives can be earned.  The Compensation Committee reviewed the annual financial targets for the 2012 Incentive Plan as part of its review and approval of the 2012 Incentive Plan.

The following short-term incentive opportunities are available under the 2012 Incentive Plan for the named executive officers:

		2012 Short-Term Incentive Opportunities (as a percentage of annual base salary)
Name	Title	Threshold	Target	Maximum
Nancy M. Taylor	President and CEO	42.5%	85%	170%
Duncan A. Crowdis	VP and Pres., Aluminum Extrusions	22.5%	45%	90%
A. Brent King	VP, General Counsel and Secy.	25%	50%	100%
Monica Moretti	VP and Pres., Film Products	27.5%	55%	110%
Kevin A. O’Leary	VP, CFO and Treasurer	27.5%	55%	110%

Long-Term Incentive Awards

The Compensation Committee approved grants of performance stock units, restricted stock awards and nonstatutory stock options in the amounts set forth below under the Amended and Restated 2004 Equity Incentive Plan (the “Equity Plan”) to each of the Corporation’s named executive officers.  The grants will become effective on March 6, 2012, which is the third business day following the Corporation’s release of its fourth quarter 2011 earnings (the “Effective Date”).

Name	Title	2012 Performance Stock Units	2012 Restricted Stock	2012 Stock Options
Nancy M. Taylor	President and CEO	23,200	19,600	44,200
Duncan A. Crowdis	VP and Pres., Aluminum Extrusions	4,300	3,400	8,200
A. Brent King	VP, General Counsel and Secy.	4,300	3,400	8,200
Monica Moretti	VP and Pres., Film Products	6,100	4,900	11,600
Kevin A. O’Leary	VP, CFO and Treasurer	6,100	4,900	11,600

The Compensation Committee established financial performance targets for the performance stock unit awards tied to the Corporation’s 2014 consolidated economic profit added (“EPA”).  The performance stock units may be earned by the named executive officers at threshold or target levels based on achievement of specific EPA performance targets.  For a definition of EPA, see “Compensation Discussion and Analysis - Elements of 2010 Compensation - Annual Incentives” in the Corporation’s definitive proxy statement on Schedule 14A, filed April 13, 2011. The performance stock unit awards were made pursuant to the terms of the Equity Plan and are subject to the terms of the Notice of Stock Unit Award and Stock Unit Award Terms and Conditions, substantially in the form filed as Exhibit 10.1 hereto.

The restricted stock award becomes vested and nonforfeitable on the third anniversary of the date of grant (i.e., March 6, 2015).  Upon the issuance of the shares on the date of grant, the named executive officer shall be entitled to vote the shares and shall be entitled to receive, free of all restrictions, ordinary cash dividends.  The restricted stock awards were made pursuant to the terms of the Equity Plan and are subject to the terms of the Notice of Stock Award and Stock Award Terms and Conditions, substantially in the form filed as Exhibit 10.2 hereto.

The stock options will have an option price equal to the closing price of shares of the Corporation’s common stock as reported on the New York Stock Exchange composite tape on the Effective Date and have a term of ten years.  The options vest in four equal annual installments on each of the first four anniversaries of the Effective Date.  The grants of options were made pursuant to the terms of the Equity Plan and are subject to the terms of the Notice of Nonstatutory Stock Option Grant and Nonstatutory Stock Option Terms and Conditions, substantially in the form filed as Exhibit 10.3 hereto.

2011 Short-Term Incentive Plan

In 2011, the Compensation Committee approved an annual cash incentive plan applicable to the Corporation’s executive officers and certain other key employees (the “2011 Incentive Plan”).  Incentives were to be paid out under the 2011 Incentive Plan only if financial performance targets were met and individual objectives were achieved.  As the results for the Film Products Division and Corporate were below their threshold goals, no payouts were earned by or made to Ms. Moretti (our Film Products Division named executive officer) or Ms. Taylor or Messrs. O’Leary or King (our Corporate named executive officers).

The financial results of the Aluminum Extrusions Division, which exceeded the Division’s business plan goals established for 2011, resulted in a payout to Mr. Crowdis (our Aluminum Extrusions Division named executive officer) of $256,192 (or 87% of his 2011 base salary), which was between target and maximum levels.  The payment in excess of the target level was determined based on a straight line interpolation between the target and maximum levels.  The amount paid to Mr. Crowdis was determined based on the incentive formula for financial performance and the Chief Executive Officer’s assessment of Mr. Crowdis’ performance relative to his individual goals and objectives.  The Compensation Committee reviewed and confirmed Tredegar’s performance results before approving the payout under the 2011 Incentive Plan.

Discretionary Bonuses

The Compensation Committee approved the following discretionary bonuses to the following named executive officers:

Name	Bonus Amount
A. Brent King	$20,000
Monica Moretti	$20,000
Kevin A. O’Leary	$20,000

Executive Officer Base Salaries

The Compensation Committee approved the following base salary increases for its named executive officers:

Name	Merit Increase Percentage	Base Salary Following Increase
Nancy M. Taylor	2.7%	$718,900
Duncan A. Crowdis	2.7%	$302,140
A. Brent King	3.0%	$313,178
Monica Moretti	2.7%	$357,910
Kevin A. O’Leary	5.0%	$333,638

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

10.1	Form of Notice of Stock Unit Award and Stock Unit Award Terms and Conditions.

10.2	Form of Notice of Stock Award and Stock Award Terms and Conditions.

10.3	Form of Notice of Nonstatutory Stock Option Grant and Nonstatutory Stock Option Terms and Conditions.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TREDEGAR CORPORATION

Date: March 2, 2012	By:	/s/ A. Brent King
A. Brent King
Vice President, General Counsel
and Secretary

EXHIBIT INDEX

Exhibit No.	Description

10.1	Form of Notice of Stock Unit Award and Stock Unit Award Terms and Conditions.

10.2	Form of Notice of Stock Award and Stock Award Terms and Conditions.

10.3	Form of Notice of Nonstatutory Stock Option Grant and Nonstatutory Stock Option Terms and Conditions.